Exhibit 10.5

                             ADDENDUM TO EMPLOYMENT
                                    CONTRACT

         This Addendum to Employment Contract ("Addendum") is made this 9th day of August, 2004, and shall supplement and amend that Employee -Employer Contract ("Contract"), dated August 9th, 2001, entered into by and between FreeStar Technology Corporation (formerly Freestar Technologies), a Nevada corporation ("Employer"), Calle Fantino Falco, J.A. Baez Building, 2nd Floor, Santo Domingo, Dominican Republic, and Ciaran Egan ("Employee"), AV Romula Betancourd 1212, Santo Domingo, Dominican Republic.

         All terms and conditions of the Contract not otherwise amended by this Addendum shall remain in full force and effect.

         The Employer and Employee agree that the contract be extended for a further three years expiring on August 9th, 2007 .The Employer and Employee agree that a remuneration review take place on or before 31st of December 2004.

         IN WITNESS WHEREOF, the parties have caused this Addendum to be executed and delivered as of the date first above written.

                                   EMPLOYER :

                                   FREESTAR TECHNOLOGY CORPORATION

                                   By: /s/ Paul Egan
                                       -----------------------------------------
                                       Paul Egan, Chief Executive Officer

                                   EMPLOYEE:

                                   CIARAN EGAN

                                   By: /s/  Ciaran Egan
                                       -----------------------------------------
                                       Ciaran Egan